SUB-ITEM 77Q1(a)



                                AMENDMENT NO. 9
                                       TO
            AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                                AIM FUNDS GROUP


         This Amendment No. 9 to the Amended and Restated Agreement and Declaration of Trust of AIM Funds Group ("Amendment") amends, effective as of July 13, 2001, the Amended and Restated Agreement and Declaration of Trust of AIM Funds Group dated as of November 5, 1998 (the "Agreement").

         Whereas, under Section 9.7 of the Agreement, a duly authorized officer of the Trust may execute the Amendment.

         NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by the Amendment and all prior amendments thereto.

         3. Except as specifically provided for by this Amendment, the Agreement (including all prior amendments) is hereby confirmed and remains in full force and effect.


          IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of June 12, 2001.


                                                  /s/  Robert H. Graham
                                              --------------------------------
                                              Name:  Robert H. Graham
                                              Title:    President

                          EXHIBIT 1 TO AMENDMENT NO. 9
                                       TO
            AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                                AIM FUNDS GROUP



                                  "SCHEDULE A
                                AIM FUNDS GROUP
                         PORTFOLIOS AND CLASSES THEREOF

AIM Balanced Fund                                  AIM Select Equity Fund
-----------------                                  ----------------------

Class A Shares                                     Class A Shares
Class B Shares                                     Class B Shares
Class C Shares                                     Class C Shares

AIM Basic Balanced Fund                            AIM Small Cap Equity Fund
-----------------------                            -------------------------

Class A Shares                                     Class A Shares
Class B Shares                                     Class B Shares
Class C Shares                                     Class C Shares

AIM European Small Company Fund                    AIM Value Fund
-------------------------------                    --------------

Class A Shares                                     Class A Shares
Class B Shares                                     Class B Shares
Class C Shares                                     Class C Shares

AIM Global Utilities Fund                          AIM Value II Fund
-------------------------                          -----------------

Class A Shares                                     Class A Shares
Class B Shares                                     Class B Shares
Class C Shares                                     Class C Shares

AIM International Emerging Growth Fund             AIM Worldwide Spectrum Fund
--------------------------------------             ---------------------------

Class A Shares                                     Class A Shares
Class B Shares                                     Class B Shares
Class C Shares                                     Class C Shares"

AIM New Technology Fund

Class A Shares
Class B Shares
Class C Shares



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